Significant Events	12 Months Ended
Dec. 31, 2017
Significant Events [Abstract]
Significant Events
Significant Events
A. Balancing Pool Provides Notice to Terminate the Alberta Sundance Power Purchase Arrangements
On Sept 18. 2017, the Corporation received formal notice from the Balancing Pool for the termination of the Sundance B and C Power Purchase Arrangements (“Sundance PPAs”) effective March 31, 2018.

The termination of the Sundance PPAs by the Balancing Pool was expected and the Corporation is working to ensure it receives the termination payment that it believes it is entitled to under the Sundance PPAs and applicable legislation. The expected impacts of the termination include approximately $215 million in compensation for the net book value of the assets as compared to the Balancing Pool’s estimate of approximately $157 million. The Balancing Pool’s estimate differs because it excludes certain mining assets that the Corporation believes should be included in the net book value calculation.

B. Transition to Clean Power in Alberta and Sundance Unit 1 Impairment Charge
I. Sundance and Keephills Units 1 and 2 Coal-to-Gas Conversion Strategy
On Dec. 6, 2017, the Corporation updated its strategy to accelerate its transition to gas and renewables generation. The strategy includes mothballing and retiring the following Sundance Units:

▪	retiring of Sundance Unit 1 effective Jan. 1, 2018;

▪	temporarily mothballing Sundance Unit 2 effective Jan. 1, 2018, for a period of up to two years;

▪	temporarily mothballing Sundance Unit 3 effective April 1, 2018, for a period of up to two years;

▪	temporarily mothballing Sundance Unit 4 effective April 1, 2019, for a period of up to two years; and

▪	temporarily mothballing Sundance Unit 5 effective April 1, 2018, for a period of up to one year.

As a result of the clarity provided by the draft coal-to-gas conversion rules proposed by the Government of Canada, the Corporation has determined to accelerate the conversion of Sundance Units 3 to 6 and Keephills Units 1 and 2 from coal-fired generation to gas-fired generation in the 2021 to 2022 timeframe, a year earlier than originally planned. Although not yet finalized, the Government of Canada has proposed coal-to-gas conversion rules that would extend the life of the Corporation's gas conversion units by five to ten years past their federal end of coal life, depending on their CO2 emissions profile. The proposed rules would see the life of TransAlta’s entire coal-fired fleet extended by an aggregate of approximately 75 years. In addition to extending their operating lives, the benefits of converting units to gas generation include significantly lowering carbon intensities, emissions, and costs; significantly lowering operating and sustaining capital costs; and increasing operating flexibility.

Temporarily mothballing the combination of Sundance Units throughout 2018 and 2019 ensures that two Sundance Units can operate at high-capacity utilizations with lower costs throughout the period to 2020 when additional power will be needed in the Alberta market. The mothballing of the units will also assist the Corporation in its preparations for converting Sundance Units 3 to 6 and Keephills Units 1 and 2 from coal-fired generation to gas-fired generation in the 2021 to 2022 timeframe, thereby extending the useful lives of these assets until the mid-2030s.

II. Gas Supply for Coal-to-Gas Conversions
On Dec. 6, 2017, the Corporation entered into a letter of intent with Tidewater Midstream and Infrastructure Ltd. ("Tidewater") to construct a 120-kilometre natural gas pipeline from Tidewater's Brazeau River complex to the Corporation's generating units at Sundance and Keephills facilities. The pipeline is expected to provide initial capacity of 130 million cubic feet of gas per day by 2020, and to have expansion capability to 340 million cubic feet of gas per day. The initial capacity will support fuel blending, using a fuel combination of coal and gas for generation, which will reduce the marginal cost as well as emissions. The Corporation will have the option to acquire up to a 50 per cent interest in the pipeline, which, if exercised, would reduce the costs associated with the tolling agreement.

The decision to work with Tidewater advances the timeframe for the construction of a pipeline and permits the acceleration of plant conversions. TransAlta remains of the view that having at least two pipelines supplying natural gas would reduce operational risks and continues to advance discussions with other parties to construct additional pipelines to meet the remaining gas supply requirements for the facilities.

III. Sundance Units 1 and 2
Federal regulations stipulate that all coal plants built before 1975 must cease to operate on coal by the end of 2019, which includes Sundance Units 1 and 2. Given that Sundance Unit 1 will be shut down two years early, the federal Minister of Environment has agreed to extend the life of Sundance Unit 2 from 2019 to 2021. This will provide the Corporation with flexibility to respond to the regulatory environment for coal-to-gas conversions and the new upcoming Alberta capacity market.

Sundance Units 1 and 2 collectively make up 560 MW of the 2,141 MW capacity of the Sundance power plant, which serves as a baseload provider for the Alberta electricity system. The PPA with the Balancing Pool relating to Sundance Units 1 and 2 expired on Dec. 31, 2017.

In the second quarter of 2017, the Corporation recognized an impairment charge on Sundance Unit 1 of $20 million due to the Corporation’s decision to early retire Sundance Unit 1. See Note 6 for further details.

C. Notice of Termination of South Hedland Power Purchase Agreement from Fortescue Metals Group Limited
On Nov. 13, 2017, the Corporation announced that TEC Hedland Pty Ltd ("TEC Hedland"), a subsidairy of the Corporation, received formal notice of termination of the South Hedland Power Purchase Agreement ("South Hedland PPA") from a subsidiary of Fortescue Metals Group Limited ("FMG"). The South Hedland PPA allows FMG to terminate the agreement if the power station has not reached commercial operation within a specified time period. FMG continues to be of the view that South Hedland Power Station has yet to achieve commercial operation.

The Corporation believes that all conditions required to establish commercial operations, including all performance conditions, have been achieved under the terms of the South Hedland PPA. These conditions include receiving a commercial operation certificate, successfully completing and passing certain test requirements, and obtaining all permits and approvals required from the North West Interconnected System and government agencies.

Confirmation of commercial operation has been provided by independent engineering firms, as well as by Horizon Power, the state-owned utility. The Corporation will take all steps necessary to protect its interests in the facility and ensure all cash flows promised under the South Hedland PPA are realized.

TEC Hedland commenced proceedings in the Supreme Court of Western Australia on Dec. 4, 2017, to recover amounts invoiced under the South Hedland PPA.

The South Hedland Power Station has been fully operational and able to meet FMG’s requirements under the terms of the South Hedland PPA since July 2017.

D. Re-acquisition of Solomon Power Station
On Aug. 1, 2017, the Corporation received notice of FMG’s intention to repurchase the Solomon Power Station from TEC Pipe Pty Ltd. ("TEC Pipe"), a wholly owned subsidiary of the Corporation, for approximately US$335 million. FMG completed its acquisition of the Solomon Power Station on Nov. 1, 2017, and TEC Pipe received US$325 million as consideration. FMG has held back the balance from the purchase price. It is the Corporation’s view that this should not have been held back and the Corporation is taking action to recover all, or a significant portion of, this amount from FMG.

E. Kent Hills 3 Wind Project
During the second quarter of 2017, a subsidiary of TransAlta Renewables Inc. ("TransAlta Renewables"), Kent Hills Wind LP ("KHWLP"), entered into a long-term contract with New Brunswick Power Corporation (“NB Power”) for the sale of all power generated by an additional 17.25 MW of capacity from the Kent Hills 3 wind project. At the same time, the term of the Kent Hills 1 contract with NB Power was extended from 2033 to 2035, matching the life of Kent Hills 2 and Kent Hills 3 wind projects.

This is an expansion of the Corporation's existing Kent Hills wind farm, increasing the total operating capacity of the Kent Hills wind farm to approximately 167 MW. As part of the regulatory process, the Corporation submitted an Environmental Impact Assessment to the Province of New Brunswick in the third quarter of 2017. The Corporation expects to begin the construction phase in the spring of 2018.

F. TransAlta Renewables' $260-Million Project Financing of New Brunswick Wind Assets and Early Redemption of Outstanding Debentures
On Oct. 2, 2017, TransAlta Renewables announced that its indirect majority-owned subsidiary, KHWLP, closed an approximate $260 million bond offering, secured by, among other things, a first ranking charge over all assets of KHWLP. The bonds are amortizing and bear interest at a rate of 4.454 per cent, payable quarterly, and mature on Nov. 30, 2033. A portion of the net proceeds will be used to fund a portion of the construction costs for the 17.25 MW Kent Hills 3 wind project (upon meeting certain completion tests and other specified conditions). The remaining proceeds were advanced to its subsidiary Canadian Hydro Developers, Inc. ("CHD") and to Natural Forces Technologies Inc., KHWLP’s partner, which owns approximately 17 per cent of KHWLP. Proceeds of $30 million were classified as restricted cash as at Dec. 31, 2017, and will be released from the construction reserve account upon commissioning.

At the same time, CHD, a wholly owned subsidiary of TransAlta Renewables, provided notice that it would be early redeeming all of its unsecured debentures. The debentures were scheduled to mature in June 2018. On Oct. 12, 2017, CHD redeemed the unsecured debentures for $201 million, which included the principal of $191 million, an early redemption premium of $6 million, and accrued interest of $4 million. The $6 million early redemption premium was recognized in net interest expense for the year ended Dec. 31, 2017.

G. Series E and C Preferred Share Conversion Results and Dividend Rate Reset
On Sept. 17, 2017, the Corporation announced that the minimum election notices received did not meet the requirements to give effect to the conversion of Series E Preferred Shares into Series F Preferred Shares. As a result, none of the Series E Preferred Shares were converted into Series F Preferred Shares on Sept. 30, 2017, and the dividend rate remains fixed for the subsequent five-year period. See Note 24 for further details.

On June 16, 2017, the Corporation announced that the minimum election notices received did not meet the requirements to give effect to the conversion of Series C Preferred Shares into the Series D Preferred Shares. As a result, none of the Series C Preferred Shares were converted into Series D Preferred Shares on June 30, 2017, and the dividend remains fixed for the subsequent five-year period. See Note 13 for further details.

H. Alberta Off-Coal Agreement

On Nov. 24, 2016, the Corporation announced that it had entered into an agreement with the Government of Alberta (the “Government”) on transition payments for the cessation of coal-fired emissions from the Keephills 3, Genesee 3 and Sheerness coal-fired plants on or before Dec. 31, 2030.
Under the terms of the OCA, the Corporation will receive annual cash payments of approximately $37.4 million, net to the Corporation, commencing in 2017 and terminating in 2030.  Receipt of the payments is subject to certain terms and conditions.  The Off-Coal Agreement’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030.  Other conditions include: maintaining prescribed spending on investment and investment-related activities in Alberta; maintaining a significant business presence in Alberta (including through the maintenance of prescribed employment levels); and maintaining spending on programs and initiatives to support the communities surrounding the plants, the employees of the Corporation negatively impacted by the phase-out of coal generation, and fulfilling all obligations to affected employees.  The affected plants are not, however, precluded from generating electricity at any time by any method, other than the combustion of coal.
The Corporation also entered into a Memorandum of Understanding ("MOU") with the Government to collaborate and co-operate in the development of a policy framework to facilitate coal-to-gas fired conversions and renewable electricity development, and ensure existing generation is able to effectively participate in a future capacity market to be developed for the Province of Alberta.

I. Force Majeure Relief - Keephills 1

Keephills 1 tripped off-line on March 5, 2013 due to a suspected winding failure within the generator. After extensive testing and analysis, it was determined that a full rewind of the generator stator was required. After completing the repairs, the unit returned to service on Oct. 6, 2013. The Corporation claimed force majeure relief on March 26, 2013. The buyer, ENMAX, disputed the claim of force majeure, which triggered the need for an arbitration hearing that took place in May 2016. On Nov. 18, 2016, the Corporation announced that the independent arbitration panel confirmed the Corporation’s claim for force majeure relief. Accordingly, the Corporation reversed a provision of approximately $94 million in 2016. The buyer and the Balancing Pool are seeking to appeal or set the arbitration panel’s decision aside in the Court of Queen’s Bench of Alberta. TransAlta is opposing these steps and believes they are without merit. No provision has been recognized with respect to this.
J. Poplar Creek Financing

On Dec. 7, 2016, the Corporation announced that its indirect wholly owned subsidiary, TAPC Holdings LP, which holds the Corporation’s interest in the Poplar Creek cogeneration facility, completed the private placement of a $202.5 million aggregate principal amount of senior secured floating rate bonds. The bonds, which mature on Dec. 31, 2030, are secured by a first ranking charge over the equity interests of the issuer of such bonds. The bonds are amortizing and bear interest for each quarterly interest period at a rate per annum equal to the three-month Canadian Dollar Offered Rate in effect on the first day of such quarterly interest period plus 395 basis points.
K. Mississauga Cogeneration Facility NUG Contract

On Dec. 22, 2016, the Corporation announced it had signed the Non-Utility Generator Contract (the "NUG Contract") with the Ontario Independent Electricity System Operator (the “IESO”) for its Mississauga cogeneration facility. The NUG Contract was effective on Jan. 1, 2017, and, in conjunction with the execution of the NUG Contract, the Corporation agreed to terminate, effective Dec. 31, 2016, the facility’s existing contract with the Ontario Electricity Financial Corporation, which would have otherwise terminated December 2018.
The NUG Contract provides the Corporation with fixed monthly payments until Dec. 31, 2018, with no delivery obligations, and maintains the Corporation’s operational flexibility to pursue opportunities for the facility to meet power market needs in northeastern Ontario. Further details on the NUG Contract and its impact to these financial statements can be found in Note 8(B).
L. Wintering Hills Assets Held for Sale

The Corporation acquired its interest in Wintering Hills in 2015 in connection with the restructuring of the arrangements associated with its Poplar Creek cogeneration facility. At Dec. 31, 2016, the criteria for Wintering Hills to be classified as held for sale were met. The assets held for sale are measured at the lower of carrying amount and fair value less costs to sell. Accordingly, the Corporation recorded an impairment charge of $28 million in 2016, included in the Wind and Solar segment. Wintering Hills was sold on March 1, 2017, for proceeds of $61 million.

M. Project Financing of a Quebec Wind Asset by TransAlta Renewables

On June 3, 2016, TransAlta Renewables' indirect wholly owned subsidiary, New Richmond Wind L.P. (the “NRWLP”), closed a bond offering of approximately $159 million, which is secured by a first ranking charge over all assets of the NRWLP. The bonds are amortizing and bear interest at a rate of 3.963 per cent, payable semi-annually, and mature on June 30, 2032.
N. Investment in, and Acquisition by, TransAlta Renewables of the Sarnia Cogeneration Plant, Le Nordais Wind Farm, and Ragged Chute Hydro Facility (the “Canadian Assets”)

On Jan. 6, 2016, TransAlta Renewables completed its investment in an economic interest based on the cash flows of the Corporation’s Canadian Assets for a combined aggregate value of approximately $540 million. The Canadian Assets consist of approximately 611 MW of highly contracted power generation assets located in Ontario and Québec. The transaction was originally announced on Nov. 23, 2015.
As consideration, TransAlta Renewables provided to the Corporation $173 million in cash, issued 15,640,583 common shares with an aggregate value of $152 million, and issued a $215 million convertible unsecured subordinated debenture. On Nov. 9, 2017, TransAlta Renewables repaid the debentures early, for $218 million in total, comprised of principal of $215 million and accrued interest of $3 million. The convertible debenture was scheduled to mature on Dec. 31, 2020.
TransAlta Renewables funded the cash proceeds through the public issuance of 17,692,750 subscription receipts at a price of $9.75 per subscription receipt. Upon the closing of the transaction, each holder of subscription receipts received, for no additional consideration, one common share of TransAlta Renewables and a cash dividend equivalent payment of $0.07 for each subscription receipt held. As a result, TransAlta Renewables issued 17,692,750 common shares and paid a total dividend equivalent of $1 million. Share issuance costs amounted to $8 million, net of $2 million income tax recovery.
On Nov. 30, 2016, TransAlta Renewables acquired direct ownership of the Canadian Assets from the Corporation for a purchase price of $520 million by issuing a promissory note.  At the same time, the Corporation’s subsidiary redeemed the preferred shares that it had issued to TransAlta Renewables in January 2016 when TransAlta Renewables acquired an economic interest in the Canadian Assets as described above for $520 million. The two transactions were subject to a set-off arrangement and resulted in no cash payments. TransAlta Renewables also acquired working capital and certain capital spares totalling $19 million through the issuance of a non-interest bearing loan payable to the Corporation.
The acquisition of the Canadian Assets was accounted for by TransAlta Renewables as a business combination under common control, requiring the application of the pooling of interests method of accounting, whereby the Canadian Assets’ assets and liabilities acquired were recognized at the book values previously recognized by TransAlta at Nov. 30, 2016, and not at their fair values. As a result, the Corporation recognized a transfer of equity from the non-controlling interests in the amount of $38 million in 2016.

O. Restructured Poplar Creek Contract and Acquisition of Wind Farms

On Sept. 1, 2015, the Corporation and Suncor Energy (“Suncor”) restructured their arrangement for power generation services at Suncor’s oil sands base site near Fort McMurray, Alberta.
The Corporation’s Poplar Creek cogeneration facility, which has a maximum capacity of 376 MW, had been built and contracted to provide steam and electricity to Suncor until 2023 and is recorded in the gas segment. Under the terms of the new arrangement, Suncor acquired from TransAlta two steam turbines with an installed capacity of 132 MW and certain transmission interconnection assets. The Corporation retained two gas turbines and heat recovery steam generators (“gas generators”), which are leased to Suncor. Suncor assumed full operational control of the cogeneration facility, including responsibility for all capital costs, and has the right to use the full 244 MW capacity of the Corporation’s gas generators until Dec. 31, 2030. The Corporation provides Suncor with technical support to maximize performance and reliability of plant equipment. Ownership of the entire Poplar Creek cogeneration facility will transfer to Suncor in 2030. As the new contract was determined to constitute a finance lease, the full carrying amounts of the facility were derecognized.
As part of the transaction, the Corporation acquired Suncor’s interest in two wind farms: the 20 MW Kent Breeze facility located in Ontario and Suncor’s 51 per cent interest in the 88 MW Wintering Hills facility located in Alberta. The Corporation’s interest in the Wintering Hills facility was accounted for as a joint operation. At Dec. 31, 2016, the Wintering Hills facility was classified as assets held for sale (see Note 4(L)). The Corporation sold its interest in the Wintering Hills facility on March 1, 2017.
The following table outlines the impacts of the transaction on closing in 2015, including assets and liabilities disposed of and the fair value of assets acquired and liabilities assumed:

Assets
Finance lease receivable(1)	372
Property, plant, and equipment	104
Intangibles	37
Net working capital	2
Total assets acquired	515

Liabilities
Decomissioning and restoration provision	3
Net assets acquired	512

Consideration transferred
Property, plant, and equipment	234
Net working capital	27
Decommissioning and restoration provision	(11)
Carrying amount of transferred net assets	250

Gain recognized	262

(1)  Future payments under the finance lease include $57 million annually from 2016 to 2018, and $20 million annually from 2019 to 2030. Payments have been discounted at a rate of 2.68 per cent, based on comparative yield on borrowings of the counterparty with equivalent maturities at the time of closing.

The acquired wind farms’ contribution to the Corporation’s revenue and operating income from the date of acquisition until Dec. 31, 2015, was nominal. Had the acquisition taken place at the beginning of 2015, the wind farms would have contributed $8 million to revenues and reduced earnings before taxes by $2 million.

P. US Solar and Wind Acquisition

On Oct. 1, 2015, the Corporation acquired 100 per cent of the membership interests of Odin Wind Power LLC, owner of the 50 MW Lakeswind wind facility located in Minnesota, for cash consideration of $49 million and the assumption of certain tax equity obligations. The facility is contracted under long-term power purchase agreements until 2034.
On Sept. 1, 2015, the Corporation acquired 100 per cent of the membership interests of RC Solar LLC for cash consideration of $55 million. The assets acquired include 21 MW of fully contracted solar projects located in Massachusetts, which are contracted under long-term power purchase agreements ranging from 20 to 30 years, and are qualified under phase one of the Massachusetts Solar Renewable Energy Credit program.
At the 2015 acquisition dates, the fair values of the identifiable assets and liabilities of Odin Wind Power LLC and RC Solar LLC were as follows:

Assets
Property, plant, and equipment	217
Inventory (SREC-I)	10
Net working capital	6
Total assets acquired	233

Liabilities
Non-recourse debt	55
Tax equity liability	50
Deferred tax liabilities(1)	18
Decomissioning and restoration provision	4
Total liabilities assumed	127

Total consideration transferred	106

(1) The Corporation has recognized a corresponding deferred tax recovery in the Consolidated Statement of Earnings upon acquisition, representing deductible temporary differences now expected to be recovered.

The acquired assets’ contribution to the Corporation’s revenue and operating income from the date of acquisition until the end of Dec. 31, 2015, was nominal. Had the acquisition taken place at the beginning of 2015, the assets would have contributed $14 million to revenues and reduced earnings before taxes by $6 million.
Q. Sale of Economic Interest in Australian Assets to TransAlta Renewables

On May 7, 2015, the Corporation closed the acquisition by TransAlta Renewables of an economic interest based on the cash flows of the Corporation’s Australian Assets. The Corporation’s Australian Assets consisted of 575 MW of power generation from six operating assets and the South Hedland power project then under construction, as well as the 270-kilometre gas pipeline. TransAlta Renewables’ investment consists of the acquisition of securities that, in aggregate, provide an economic interest based on cash flows of the Australian assets broadly equal to the underlying net distributable profits. The combined value of the transaction was $1.78 billion. The Corporation continues to own, manage, and operate the Australian assets.
With the closing of the transaction, the Corporation received net cash proceeds of $211 million as well as approximately $1,067 million through a combination of common shares and Class B shares of TransAlta Renewables. The Class B shares provided voting rights equivalent to the common shares, were non-dividend paying and converted into common shares on the commissioning of the South Hedland Power Station.
The South Hedland Power Station achieved commercial operation on July 28, 2017. On Aug. 1, 2017, the Corporation converted its 26.1 million Class B shares held in TransAlta Renewables into 26.4 million common shares of TransAlta Renewables. At that time, the Corporation’s equity participation percentage in TransAlta Renewables increased to 64 per cent from 59.8 per cent. The Class B shares were converted at a ratio greater than 1:1 because the construction and commissioning costs for the project were below the referenced costs agreed to by TransAlta Renewables.
TransAlta Renewables funded the cash proceeds through the public issuance of 17,858,423 common shares at a price of $12.65 per share. The offering closed in two parts on April 15 and 23, 2015. TransAlta Renewables received shareholder approval on May 7, 2015. TransAlta Renewables received approximately $226 million in gross proceeds, and in total, incurred $11 million in share issue costs, net of $3 million of income tax recovery. Proceeds to equity were further reduced by dividend-equivalent payments of $1 million.
R. Sale of TransAlta Renewables Shares to Alberta Investment Management Corporation

On Nov. 26, 2015, the Corporation completed the sale to Alberta Investment Management Corporation of 20,512,820 common shares of TransAlta Renewables for gross proceeds of $200 million (net proceeds of $193 million).
S. Restructuring Provision

On Jan. 14, 2015, the Corporation initiated a significant cost-reduction initiative at its Canadian Coal power generation operations, resulting in the elimination of positions. On Sept. 29, 2015, the Corporation further reduced its overhead costs by eliminating positions primarily at its corporate head office in Calgary.
T. Changes in Internal Capitalization of US Entities

On Dec. 15, 2015, the Corporation partially redeemed its net investment in a wholly owned subsidiary. As a result, the Corporation reclassified from OCI pro rata cumulative translation gains of $10 million, offset by related pro rata cumulative after-tax losses of $6 million from the net investment hedge.